UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 11, 2006

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As disclosed in previous filings with the Securities and Exchange Commission, the Registrant’s subsidiary, Black Hills Power, Inc. was involved in litigation with the State and Federal Government related to the Hells Canyon and Grizzly Gulch forest fires. On August 11, 2006, Black Hills Power issued a press release announcing that on August 10, 2006, it settled State and Federal government claims related to the Hell Canyon and Grizzly Gulch forest fires. In the settlement of the claims, Black Hills Power did not admit liability or responsibility for the fires, but agreed to pay $1.3 million and $5.9 million, respectively, to terminate the lawsuits.

Additional claims have been made for individual and business losses relating to personal and real property, and lost income, as a result of the Grizzly Gulch forest fire. Black Hills Power will vigorously defend all claims brought by private parties. The settlement and additional claims are not expected to have a material adverse effect on the Company’s financial condition or results of operations.

The press release is attached as Exhibit 99 to this Form 8-K.

SAFE HARBOR FOR FORWARD-LOOKING INFORMATION

This Report on Form 8-K includes a “forward-looking statement” as defined by the Securities and Exchange Commission, or SEC. We make this forward-looking statement in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. The statement regarding our belief that the settlement and additional claims are not expected to have a material adverse effect on the Company’s financial condition or results of operation is a forward-looking statement. This forward-looking statement is based on assumptions which we believe are reasonable based on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statement, including the risk factors described in Item 1A of Part I of our 2005 Annual Report on Form 10-K and in Item 1A of Part II of our quarterly reports on Form 10-Q filed with the SEC.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for us to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
	99	Press release dated August 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies
Mark T. Thies
Executive Vice President
and Chief Financial Officer

Date: August 14, 2006